                                POWER OF ATTORNEY

      LET IT BE KNOWN That each person whose signature appears below appoints John L. Steinkamp, and Robert A. Nikels, jointly and severally, his attorneys-in-fact, with power of substitution, for him in all capacities, to sign all post-effective amendments to the Registration Statement of Lincoln National Corporate Bond Fund, Inc. (File No. 2-72956) and to file such amendments (with exhibits) with the Securities and Exchange Commission, ratifying all that each attorney-in-fact may do or cause to be done by virtue of this power.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, and Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 465(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Fort Wayne, Indiana on the 18th day of December, 1981.

                                    LINCOLN NATIONAL CORPORATE BOND FUND, INC.


                                    By /s/ Peter J. Cross
                                       ---------------------------------------
                                         Peter J. Cross, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                    Title                      Date
       ---------                    -----                      ----


/s/ Peter J. Cross              Director and Principal       12/18/81
---------------------------        Executive Officer
Peter J. Cross


/s/ John B. Borsch, Jr.
---------------------------     Director                      1/21/82
John B. Borsch, Jr.

                            (Continued on next page)

       Signature                    Title                      Date
       ---------                    -----                      ----


/s/ Stanley R. Nelson           Director                      1/14/82
---------------------------
Stanley R. Nelson


/s/ Matthew E. Welsh
---------------------------     Director                      1/5/82
Matthew E. Welsh


/s/ Robert A. Nikels            Vice President & Principal   12/18/81
---------------------------        Accounting Officer
Robert A. Nikels


/s/ Max A. Roesler              Vice President & Principal
---------------------------        Accounting Officer        12/18/81
Max A. Roesler